EXHIBIT 32

SOLPOWER CORPORATION
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
PRINCIPAL ACCOUNTING OFFICER
PURSUANT TO18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, James H. Hirst, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Annual Report of Solpower Corporation on Form 10-KSB for the fiscal year ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Solpower Corporation.

Date: April 5, 2007	By:	/s/ James H. Hirst
James H. Hirst
Chief Executive Officer and Principal Accounting Officer